Prospectus Supplement

John Hancock Municipal Securities Trust (the Trust)

John Hancock High Yield Municipal Bond Fund (the fund)

Supplement dated June 23, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

At its meeting held on June 20-23, 2022, the Trust’s Board of Trustees approved a reduction in the eligibility for investments in Class A shares with no front-end sales charge from $1 million to $250,000 and a change in the Contingent Deferred Sales Charge (CDSC) on such Class A share investments from 1% for the first year after purchase to 1% for the first 18 months after purchase, effective August 1, 2022. As a result, the “Shareholder fees” table in the “Fund summary” section is amended and restated as follows:

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $250,000 or more)	1.00	None	None
Small account fee ($) (for fund account balances under $1,000)	20	20	None	None

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.